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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2004

                       CITIGROUP MORTGAGE LOAN TRUST INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


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
               Delaware                               333-107958                              01-0791848
               --------                               ----------                              ----------
     (State or Other Jurisdiction                    (Commission                           (I.R.S. Employer
           of Incorporation                          File Number)                       Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                                                 10013
------------------                                                                 -----
(Address of Principal Executive Offices)                                        (Zip Code)

Registrant's telephone number, including area code:  (212) 783-5635








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

Item 7.     Financial Statements. Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits:



                            Item 601(a) of
                            Regulation S-K
      Exhibit No.           Exhibit No.                     Description
      -----------           -----------                     -----------
           1                     5.1                Opinion and Consent of
                                                    Thacher Proffitt & Wood LLP

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 31, 2004
                                             CITIGROUP MORTGAGE LOAN TRUST
                                             INC.

                                             By:      /s/ Matthew R. Bollo
                                                      --------------------
                                             Name:    Matthew R. Bollow
                                             Title:   Assistant Vice President

                                  EXHIBIT INDEX




                                 Item 601(a) of
                                 Regulation S-K
            Exhibit No.            Exhibit No.                   Description
            -----------            -----------                   -----------
                 1                     5.1               Opinion and Consent of
                                                         Counsel